UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

CODA OCTOPUS GROUP, INC.

(Name of Small Business Issuer in its Charter)

Delaware	001-38154	34-2008348
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

(Address, Including Zip Code of Principal Executive Offices)

407-735-2406

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CODA	Nasdaq

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Nathan Parker, Chief Financial Officer of Coda Octopus Group, Inc. (the “Company”), left the Company effective May 3, 2023.

(c) On May 1, 2023, the Company appointed Gayle Jardine to be the Company’s interim Chief Financial Officer, effective May 4, 2023, until a permanent replacement is found.

Ms. Jardine has been the Company’s European Finance Director since 2015. During this time, Ms. Jardine has been an integral part and leader within our Finance Division. Prior to joining the Company, Ms. Jardine was the owner and director of Pentland Accounting Limited and provided management accounting services to a range of commercial customers. She also previously served as the operations & finance manager for Wireless Fibre Systems and has held management reporting leadership roles at both Scottish Water Solutions and Honeywell. Jardine holds a Bachelor’s Degree with Honors from Robert Gordon University and has held a Chartered Institute of Management Accounting qualification since 1996. Ms. Jardine began her career in financial analysis and financial business consulting in Hewlett Packard’s electronic test and measurement business in both Scotland and Santa Rosa, USA, focusing on supporting research and development, marketing, production, and procurement. Following the division’s spin-off to form Agilent Technologies, she served as a planning and reporting manager within the firm’s Scottish division, and then as a financial operations manager for a global product line across the U.K., U.S., and Germany.

Ms. Jardine is currently being paid an annual salary of £78,000 (or approximately $96,720). As inducement for assuming the additional duties, she will be paid an additional short-term incentive payment of £5,000 (approximately $6,200) for each month that she acts as the Company’ interim Chief Financial Officer. In addition, she was granted a restricted stock award of 2,500 shares of common stock vesting six months from that date of grant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2023

Coda Octopus Group, Inc.

By:	/s/ Annmarie Gayle
Chief Executive Officer